                                       American Skandia Advisor Funds, Inc.
                      Supplement dated December 23, 2002 to the Prospectus dated May 1, 2002

                                 Sale of the Investment Manager's Ultimate Parent

The following supplements the information regarding American Skandia Investment Services, Incorporated appearing under "Management of the Funds - "The Investment Manager" on page 122 of the Prospectus:

         On December  18, 2002,  Skandia  Insurance  Company Ltd.  (publ),  the  ultimate  parent of the  Company's
investment  manager,   announced  that  it  reached  a  definitive  agreement  with  Prudential   Financial,   Inc.
("Prudential")  to sell  American  Skandia,  Inc.  and its  subsidiaries,  including  American  Skandia  Investment
Services,  Incorporated  ("American Skandia"),  the Company's investment manager.  Founded in 1875, Prudential is a publicly held financial  services  company  primarily  engaged in providing life  insurance,  property and casualty insurance, mutual funds, annuities,  pension and retirement related services and administration,  asset management, securities  brokerage,  banking and trust  services,  real estate  brokerage  franchises  and  relocation  services through its wholly-owned  subsidiaries.  As of September 30, 2002,  Prudential  subsidiaries managed  approximately
$533 billion in assets.

         The transaction, anticipated to close during the 2nd quarter of 2003, is subject to the satisfaction of a number of closing conditions, including each Fund having obtained the approval of its Board of Directors and its shareholders with respect to new investment management and sub-advisory agreements.

         Prudential and American Skandia do not anticipate that the portfolio management or the day-to-day operation of the Funds will be adversely impacted as a result of the transaction.

                   Change of Portfolio Manager to the ASAF Neuberger Berman Mid-Cap Growth Fund

         Effective January 2, 2003, Kenneth K. Turek replaced Jennifer K. Silver and Brooke A. Cobb as the manager of the ASAF Neuberger Berman Mid-Cap Growth Fund.  Accordingly, the section of the Prospectus entitled
"Management of the Funds - The Sub-Advisors" - is revised by deleting the second paragraph of the sub-section relating to Neuberger Berman Management Inc. (on page 124) and replacing it with the following:

         Kenneth K. Turek has been primarily responsible for the day-to-day management of the ASAF Neuberger
Berman Mid-Cap Growth Fund since January 2003.  Prior to joining NB Management, Mr. Turek served as a portfolio manager at Northern Trust Company from July 1997 until January 2003.  He is also a Managing Director of Neuberger
Berman.